EXHIBIT 10.9


CERTIFICATE OF INSURANCE

This is to certify that the following policy(s), subject to the terms, conditions, imitations and endorsements contai11ed therein, and during their effective period. have been issued by the insurance company(s) listed below. NOTE: The inclusion of persons or entities as "Insureds" only applies to that persons' or entities' contingent liability arising out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless otherwise noted.


CERTIFICATE HOLDER:               NAMED INSURED:
Kalitta Air, L.LC                 Baltia Air Lines, Inc.
Kalitta Air L.L.C dlb/a Kalitta    Maintenance  Building 151, Room 361
818 Willow Run Airport            JFK International Airport
Ypsilanti. MI 48198               Jamaica, NY 11430

This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions contained in such policies issued to the insured.


COVERAGE: 1. Aircraft /lull & Liability. Ground Coverage Only
          2. Airport Premises Liability

POLICY PERIOD:      12:01 A.M. December16, 2012 to 12:01 A.M.
December 26, 2013

INSURER & POLICY Star Insurance Company Inc. AC 07638./4
NUMBER:

AIRCRAFT:      AIRCRAFT  REG. NO.
          B747-200  N706/BL

LIMITS OF LIABIUTY:
1. Aircraft Liability $10,000.000. Combined Single Limit Each
Occurrence
   excluding passengers
2. Airport Premises Liability: $10.000,000. Combined Single Limit
Each
   Occurrence

ADDITIONAL     * The liability coverage includes contractual
coverage
AGREEMENTS     * The certificate holder is included as an insured
under
            the liability coverage, provided a waiver of subrogation under the hull coverage, and 30 days notice of cancellation.
          * Such coverage as is afforded by the policies applies to the liability assumed by the Named Insured in the
            Aircraft Purchase Agreement and the Aircraft Maintenance Agreement between the Named Insured and the Certificate Holder, copies of which are on file with underwriters.


Certificate Number: 004
Date of Issue: 12/28/2012
__signature_______________________[seal]___
                    Authorized Representative
                    Aviation Risk Management Associates, Inc.
                    377 W. Virgi11ia St. Crystal Lake. JL 60014
                    P. 815-356-8811 F. 815-356-8822